                            COMMON STOCK
NUMBER ___                                          ___ SHARES
                        SANDWICH BANCORP, INC. INC.

                  INCORPORATED UNDER THE LAWS OF THE
                     COMMONWEALTH OF MASSACHUSETTS

                                               CUSIP 800217 10 1
This is to certify that


is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK $1.00
PAR VALUE OF

Sandwich Bancorp, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this certificate properly endorsed or assigned.

This certificate is not valid unless countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

/s/ George L. Larson                      /s/ Frederic D.Legate
____________________________              _____________________
George L. Larson                          Frederic D. Legate
Treasurer and Chief                       President and Chief
  Financial Officer                         Executive Officer


Countersigned and Registered:


                            By:  REGISTRAR AND TRANSFER COMPANY
                                 _______________________________
                                 Transfer Agent and Registrar

                                _____________________________
                                 Authorized Signature
                      [CORPORATE SEAL]

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     The shares represented by this certificate are issued
subject to all the provisions of the Articles of Organization and Bylaws of the Corporation as from time to time amended (copies of which are on file with the Transfer Agent), to all of which the holder by acceptance hereof assents.
     The Corporation will furnish without charge to each stockholder who so requests, a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made in writing to the Clerk of the Corporation.
     The following abbreviations, when used in the inscription in the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -     as tenants in common
TEN ENT -     as tenants by the entireties
JT TEN  -     as joint tenants with right of survivorship and
not
              as tenants in common
UNIF TRANSFER MIN ACT - ..........Custodian.......... under
                          (Cust)              (Minor)
Uniform Transfers to Minors Act.......................
                                       (State)
     Additional abbreviations may also be used though not in the above list.
     FOR VALUE RECEIVED, _______________________________ HEREBY
SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
 ________________________________
/_______________________________/
________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE,
OF ASSIGNEE)
________________________________________________________________
_________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________ ____________________________ Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution.

Dated _______________________

                              _____________________________
                              NOTICE:  THE SIGNATURE TO THIS
                              ASSIGNMENT MUST CORRESPOND WITH
                              THE NAME AS WRITTEN UPON THE FACE
                              OF THE CERTIFICATE IN EVERY
                              PARTICULAR, WITHOUT ALTERATION OR
                              ENLARGEMENT OR ANY CHANGE
                              WHATEVER.


   Signature(s) Guaranteed    ___________________________


                              THE SIGNATURE(S) SHOULD BE
                              GUARANTEED BY AN ELIGIBLE
                              GUARANTOR INSTITUTION (BANKS,
                              STOCKBROKERS, SAVINGS AND LOAN
                              ASSOCIATIONS AND CREDIT UNIONS
                              WITH MEMBERSHIP IN AN APPROVED
                              SIGNATURE GUARANTEE MEDALLION
                              PROGRAM, PURSUANT TO SEC RULE
                              17Ad-15.